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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                    September 21, 2004 (September 16, 2004)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            NEVADA                     001-32202                 88-0408274
            ------                     ---------                 ----------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)

           6370 Nancy Ridge Drive, Suite 112
                 San Diego, California                              92121
          -----------------------------------                   -------------
       (Address of Principal Executive Offices)                   Zip Code



                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         OTHER EVENTS.

         On September 16, 2004, a limited number of accredited investors including an entity affiliated with Myron A. Wick III, a board member of MicroIslet, Inc. ("MicroIslet"), acquired in a private transaction a total of 331,249 shares of common stock of MicroIslet and options to purchase a total of 123,533 shares of Common Stock, from John F. Steel IV, the Chairman and Chief Executive Officer of MicroIslet. The purchase price of the shares was $1.20 per share. The options are exercisable at any time until May 11, 2006 and have an exercise price of $1.70 per share.









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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Date:    September 21, 2004          MICROISLET, INC.


                                     By:    /S/ JOHN F. STEEL IV
                                            ------------------------
                                            John F. Steel IV
                                            Chairman and Chief Executive Officer




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